SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


            ------------------------------------------------------



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            ------------------------------------------------------


       Date of Report (Date of earliest event reported):  April 24, 1996




                        CNL AMERICAN PROPERTIES FUND, INC.
        -------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


            Florida                  33-78790               59-3239115
        ---------------     ------------------------    -------------------
        (State or other     (Commission File Number)      (IRS Employer
        jurisdiction of                                 Identification No.)
        incorporation)


             400 East South Street, Suite 500
                     Orlando, Florida                          32801
        --------------------------------------------     ------------------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (407) 422-1574



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING
         ----------------------

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). As of May 21, 1996, the Company had received aggregate subscription proceeds of $67,372,033 (6,737,203 Shares) from 3,984 stockholders, including $128,151 (12,815 Shares) issued pursuant to the Company's reinvestment plan.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the offering of Shares are used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES
         -------------------------

         During the period April 10, 1996 through May 21, 1996, the Company acquired 13 Properties, including one Property consisting of building only, two Properties consisting of land and building and ten Properties consisting of land only. The Properties are one TGI Friday's Property (in Hamden, Connecticut), one Wendy's Property (in Knoxville, Tennessee), one Golden Corral Property (in Port Richey, Florida) and ten Pizza Hut Properties (one in each of Beaver, Bluefield, Huntington, Hurricane, Milton, Ronceverte, Beckley, Belle and Cross Lanes, West Virginia, and Marietta, Ohio) (hereinafter referred to as the "Ten Pizza Hut Properties").

         In connection with the purchase of the TGI Friday's Property, which is building only, in Hamden, Connecticut, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The lease is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. The Company has also entered into a tri-party agreement relating to this Property with the lessee and the owner of the land. The tri-party agreement provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease. In addition, in connection with this Property, which is to be constructed, the Company has entered into development and indemnification and put agreements with the lessee.

         In connection with the purchase of the Wendy's Property and the Golden Corral Property, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In connection with the purchase of these two Properties, which are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

     In connection with the Ten Pizza Hut Properties, the Company acquired the land and is leasing these ten parcels to the lessee, Castle Hill Holdings V, L.L.C. ("Castle Hill"), pursuant to a master lease agreement (the "Master Lease Agreement"). Castle Hill has subleased the Ten Pizza Hut Properties to one of its affiliates, Midland Food Services, L.L.C., which is the operator of the restaurants. The Master Lease Agreement is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments and sales and use taxes. If the lessee does not exercise its option to purchase the Properties upon termination of the Master Lease Agreement, the sublessee and lessee will surrender possession of the Properties to the Company, together with any improvements on such Properties. The lessee owns the buildings located on the Ten Pizza Hut Properties. In connection with the acquisition of the Ten Pizza Hut Properties, the Company provided mortgage financing of $3,888,000 to the lessee pursuant to a Mortgage Loan evidenced by a master mortgage note (the "Master Mortgage Note"), which is collateralized by the building improvements on the Ten Pizza Hut Properties. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest are due in equal monthly installments over 20 years starting July 1, 1996. The Master Mortgage Note equals approximately 85 percent of the appraised value of the related buildings. Management believes that, due to the fact that the Company owns the underlying land relating to the Ten Pizza Hut Properties and due to other underwriting criteria, the Company has sufficient collateral for the Master Mortgage Note.

         The following table sets forth the location of each of the 13 Properties acquired by the Company, including the Ten Pizza Hut Properties in which the Company acquired the land only, the one TGI Friday's Property in which the Company acquired the building only and the two Properties in which the Company acquired the land and building, during the period April 10, 1996 through May 21, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                                                  PROPERTY ACQUISITIONS
                                                         From April 10, 1996 through May 21, 1996

                                                                   Lease Expira-
                                          Purchase        Date        tion and        Minimum                              Option
Property Location and Competition         Price (1)     Acquired  Renewal Options  Annual Rent (2)     Percentage Rent  to Purchase
- ---------------------------------         ------------  --------  ---------------  ---------------     ---------------  -----------
TGI FRIDAY'S                              (3)           04/24/96  09/2008; no      15.043% of Total    None             at any time
(the "Hamden Property")                                 (3)       renewal options  Cost; increases by                   after the
Restaurant to be constructed                                                       10% after the fifth                  third lease
                                                                                   lease year and after                 year (5)
                                                                                   every five years
The Hamden Property is located at the                                              thereafter during
southeast quadrant of Skiff Street and                                             the lease term (4)
Route 10 in Hamden, New Haven County,
Connecticut, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and
family-style restaurants located in
proximity to the Hamden Property
include a China Buffet, a Chili's, a
Red Lobster, a McDonald's, a Wendy's,
and several local restaurants.

WENDY'S                                 $322,292        05/08/96  05/2016; two     10.25% of Total     for each lease   at any time
(the "Knoxville #1 Property")           (excluding                five-year        Cost; increases     year, (i) 6% of  time after
Restaurant to be constructed            closing and               renewal          to 10.76% of Total  annual gross     seventh
                                        development               options          Cost during the     sales minus      lease year
                                        costs (3)                                  fourth through      (ii) the minimum
The Knoxville #1 Property is located                                               sixth lease years,  annual rent for
                                                                                   increases to 11.95% such lease year
on the north side of Western Avenue in                                             of Total Cost during
                                                                                   the seventh year
Knoxville, Knox County, Tennessee, in                                              through tenth lease
an area of mixed retail, commercial,                                               years, increases to
                                                                                   12.70% of Total
and residential development.  Other                                                Cost during the
fast-food and family-style restaurants                                             eleventh through
                                                                                   fifteenth lease years
located in proximity to the Knoxville                                              and increases to 13.97%
#1 Property include a KFC, a                                                       of Total Cost during
McDonald's, a Taco Bell, a Kenny Rogers                                            the sixteenth through
Roasters, a Long John Silver's, a                                                  twentieth lease years (4)
Krystal, a Hardee's, a Shoney's, and
several local restaurants.


GOLDEN CORRAL                            $586,687       05/08/96  10/2011; two     11.25% of Total      for each lease    during
(the "Port Richey Property")             (excluding)              five-year        Cost; increases by   year, commencing  the eighth
Restaurant to be constructed             closing and              renewal          8% after the fifth   in the second     and ninth
                                         development              options          lease year and       lease year (i)    lease
                                         costs)                                    after every five     5% of annual      years only
                                         (3)                                       years thereafter     gross sales       (7)
                                                                                   during the lease     minus (ii) the
The Port Richey Property is located on                                             term (4)             minimum annual
the southeast quadrant of the                                                                           rent for such
intersection of U.S. 19 and Stone Road,                                                                 lease year (6)
Port Richey, Pasco County, Florida, in
an area of mixed retail, commercial,
and residential development.  Other
fast-food and family-style restaurants
located in proximity to the Port
Richey Property include a Boston
Market, a Morrison's, a Burger King, a
Checkers, a Bob Evans, a Wendy's, a
KFC, a Chili's, and several local
restaurants.


TEN PIZZA HUT PROPERTIES - Land only -   $1,512,000     05/17/96  05/2016; two     $166,320; increases      None        at any time
(8)(10) located in Beaver, West          (excluding               ten-year         by 10% after the                     after the
Virginia (the "Beaver Property"),        closing                  renewal          fifth and tenth                      seventh
Bluefield, West Virginia (the            costs)                   options          lease years and                      lease year
"Bluefield Property"), Huntington, West                                            and 12% after the
Virginia (the"Huntington Property"),                                               fifteenth lease
Hurricane, West Virginia (the                                                      year (9)
"Hurricane Property"), Milton, West
Virginia (the "Milton Property"),
Ronceverte, West Virginia (the
"Ronceverte Property"),  Beckley, West
Virginia (the "Beckley Property"),
Belle, West Virginia (the "Belle
Property"), Cross Lanes, West Virginia
(the "Cross Lanes Property") and
Marietta, Ohio (the "Marietta
Property").


The Beaver Property is located on the
north side of U.S. Route 19 in Beaver,
Raleigh County, West Virginia, in an
area of mixed retail, commercial, and
residential development.  Other fast-
food and family-style restaurants
located in proximity to the Beaver
Property include a McDonald's, a
Hardee's, a Wendy's, and a Long John
Silver's.


The Bluefield Property is located on
the north side of Bluefield Avenue in
Bluefield, Mercer County, West
Virginia, in an area of mixed retail,
commercial, and residential
development.  Other fast-food and
family-style restaurants located in
proximity to the Bluefield Property
include a McDonald's, a Hardee's, a
Captain D's, and a Shoney's. (11)


The Huntington Property is located on
the south side of Madison Avenue in
Huntington, Cabell County, West
Virginia, in an area of mixed retail,
commercial, and residential
development.  Other fast-food and
family-style restaurants located in
proximity to the Huntington Property
include an Arby's, three Burger Kings,
a Chi Chi's, two Dairy Queens, a
Hardee's, a KFC, a Long John Silver's,
two McDonald's, a Papa John's, a Rax, a
Red Lobster, a Steak & Ale, a Taco
Bell, and several local restaurants.


The Hurricane Property is located on
the southwest side of Hurricane Creek
Road in Hurricane, Putnam County, West
Virginia, in an area of mixed retail,
commercial, and residential
development. Other fast-food and
family-style restaurants located in
proximity to the Hurricane Property
include a McDonald's, a Subway Sandwich
Shop, and several local restaurants.
(11)


The Milton Property is located on the
northeast corner of East Main Street
and Brickyard Avenue in Milton, Cabell
County, West Virginia, in an area of
mixed retail, commercial, and
residential development.  Other fast-
food and family-style restaurants
located in proximity to the Milton
Property include a McDonald's, a Subway
Sandwich Shop, a Dairy Queen, and
several local restaurants.


The Ronceverte Property is located on
the north side of Seneca Trail in
Ronceverte, Greenbrier County, West
Virginia, in an area of mixed retail,
commercial, and residential
development. Other fast-food and
family-style restaurants located in
proximity to the Ronceverte Property
include a KFC, a Long John Silver's, a
Subway Sandwich Shop, and several local
restaurants.


The Beckley Property is located on the
north side of Harper Road in Beckley,
Raleigh County, West Virginia, in an
area of mixed retail, commercial, and
residential development.  Other fast-
food and family-style restaurants
located in proximity to the Beckley
Property include a McDonald's, a Long
John Silver's, a Wendy's, a Shoney's, a
Bob Evans, a Subway Sandwich Shop, a
Hardee's, and several local
restaurants.


The Belle Property is located on the
southwest side of Dupont Avenue in
Belle, Kanawha County, West Virginia,
in an area of mixed retail, commercial,
and residential development.  Other
fast-food and family-style restaurants
located in proximity to the Belle
Property include several local
restaurants.


The Cross Lanes Property is located on
the northwest side of Goff Mountain
Road in Cross Lanes, Kanawha County,
West Virginia, in an area of mixed
retail, commercial, and residential
development.  Other fast-food and
family-style restaurants located in
proximity to the Cross Lanes Property
include a Hardee's, a Papa John's, a
Captain D's, a McDonald's, a Taco Bell,
a Bob Evans, a Wendy's, a Shoney's a
KFC, and several local restaurants.


The Marietta Property is located on the
east side of Acme Street in Marietta,
Washington County, Ohio, in an area of
mixed retail, commercial, and
residential development. Other fast-
food and family-style restaurants
located in proximity to the Marietta
Property include a Burger King, a
Captain D's, a Dairy Queen, an Elby's
Big Boy, a KFC, a Long John Silver's, a
McDonald's, a Papa John's, a Subway
Sandwich Shop, a Taco Bell, a Wendy's,
and several local restaurants. (11)


- ----------------------------------------------------

FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the construction properties, once the buildings are constructed, is set forth below:

         Property                          Federal Tax Basis
         --------                          -----------------

         Hamden Property                       $1,195,000
         Knoxville #1 Property                    510,000
         Port Richey Property                   1,208,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Hamden and Port Richey Properties, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public or (iii) 150 days after execution of the lease.
         For the Knoxville #1 Property, minimum annual rent will become due and payable on (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 120 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Knoxville #1 Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.25% per annum of the amount funded by the Company in connection with the purchase and construction of the Property.

(3) The Company accepted an assignment of an interest in the ground lease relating to the Hamden Property effective April 24, 1996, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development costs not in excess of the amount specified below. The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

         Property               Estimated Maximum Cost   Estimated Final Completion Date
         --------               ----------------------   -------------------------------
         Hamden Property               $1,200,972        September 21, 1996
         Knoxville #1 Property            830,966        September 5, 1996
         Port Richey Property           1,675,000        October 5, 1996

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement, and in the case of the Hamden and Port Richey Properties, (iv) "construction financing costs" during the development period.

(5) If the lessee exercises its purchase option after the third lease year and before the eleventh lease year, the purchase price to be paid by the lessee shall be equal to the net present value of the monthly lease rental payments for the remainder of the lease term (including previous and scheduled rent increases) discounted at the lesser of
         (i) 11% per annum, or (ii) the then-current annual yield on 7-year
         Treasury securities plus 4.5%, plus the full amount of any late fees, default interest, enforcement costs or other sums otherwise due or payable by the lessee under the lease. If the lessee exercises its option after the tenth lease year, the purchase price to be paid by the lessee shall be equal to the net present value of the monthly lease payments for the remainder of the lease term (based, however, for purposes hereof on the initial monthly installment amount of annual rental and not including previous and scheduled increases) discounted at 11% per annum, plus the full amount of any late fees, default interest, enforcement costs or other sums otherwise due or payable by the lessee under the lease.

(6)      Percentage rent shall be calculated on a calendar year basis
         (January 1 to December 31).

(7) If the Property is not producing percentage rent and the lessee determines, in good faith, that the restaurant has become uneconomic and unsuitable the lessee may elect, during the first through seventh and again during the tenth through 15th lease years:

         (i) to purchase the Property for a purchase price, net of closing costs, equal to the greater of (a) the then fair-market value of the Property as determined by an independent appraisal, or (b) 100% of the Company's original cost for the Property if the Company is successful in effectuating the lessee's purchase through a tax-free
         ``like-kind'' exchange, or 120% of the Company's original cost for the Property if a tax-free, ``like-kind'' exchange is not effectuated;
         or

         (ii) to sublet the Property as described in the section of the Prospectus entitled ``Description of Property Leases - Assignment and Sublease;'' or

         (iii) to substitute the Property for another Golden Corral restaurant property on terms similar to those described in the section of the Prospectus entitled ``Description of Property Leases - Substitution of Properties.''

(8) The lease relating to this Property is a land lease only. The Company entered into a Mortgage Loan evidenced by a Master Mortgage Note for $3,888,000 collateralized by building improvements. The Master
         Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in July 1996.

(9) If the lessee exercises one or both of its renewal options, minimum annual rent will increase by 12% after the expiration of the original lease term and after five years thereafter during any subsequent lease term.

(10)     The Company entered into a Master Lease Agreement for the Beaver,
         Bluefield, Huntington, Hurricane, Milton, Ronceverte, Beckley,
         Belle, Cross Lanes and Marietta Properties.

(11) The Company and the lessee entered into remediation and indemnity agreements on May 17, 1996, with the seller of the land and an adjacent site owner/operator (the "Indemnitors") due to Phase I and Phase II environmental testing results indicating that there were action levels of environmental contamination on the Bluefield, Hurricane and Marrieta Properties relating to underground gasoline storage tanks from one adjacent Property and past use of the other two Properties. Under the remediation and indemnity agreements, the Indemnitors have agreed to notify all applicable federal, state, or local government agencies or authorities of the environmental contamination, to undertake all remediation work on these sites at no expense to the Company or lessee, and to indemnify, defend and hold harmless the Company, the lessee and investors from losses arising out of or related to any claim, action, proceeding, lawsuit, notice of violation or demand by any (i) governmental authority in connection with the presence of any environmental contamination,
         (ii) failure of the Indemnitors to notify any applicable governmental authorities, (iii) remediation work, and (iv) claim, action, proceeding, lawsuit, or demand by third parties who are not the successors in interest of the indemnified parties and are not affiliated with the indemnified parties. If as to any of the affected sites, the remediation work is not satisfactorily completed within two years after the effective date, such that the Company is willing, in its discretion, to remain the owner of a particular affected site, the Company may "put" the particular affected site back to the seller, and the seller will purchase the Company's ownership interest in the affected site.





    PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                       CNL AMERICAN PROPERTIES FUND, INC.
   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM APRIL 10, 1996
                               THROUGH MAY 21, 1996
                       FOR A 12-MONTH PERIOD (UNAUDITED)


         The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from April 10, 1996 through May 21, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.


                                    TGI Friday's             Wendy's              Golden Corral        Ten Pizza
                                   Hamden, CT (7)     Knoxville, TN (#1)(7)    Port Richey, FL (7)   Hut Properties      Total
                                   --------------     ---------------------    -------------------   --------------   -----------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                        $  173,714            $   81,898             $  196,972          $  166,320      $  618,904
Interest Income (2)                          -                     -                      -              415,686         415,686
                                     ----------            ----------             ----------          ----------      ----------
    Total Revenues                      173,714                81,898                196,972             582,006       1,034,590
                                     ----------            ----------             ----------          ----------      ----------

Asset Management
  Fees (3)                               (6,808)               (4,746)               (10,233)             (8,922)        (30,709)
Mortgage Management Fee (4)                  -                     -                      -              (23,167)        (23,167)
General and Administrative
  Expenses (5)                          (10,770)               (5,078)               (12,212)              (36,084)      (64,144)
                                     ----------            ----------             ----------            ----------    ----------
    Total Operating Expenses            (17,578)               (9,824)               (22,445)              (68,173)     (118,020)
                                     ----------            ----------             ----------            ----------    ----------

Estimated Cash Available from
  Operations                            156,136                72,074                174,527               513,833       916,570
Depreciation and Amortization
  Expense (6)                           (30,652)              (13,081)               (30,970)              (10,498)      (85,201)
                                     ----------            ----------             ----------            ----------    ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company           $  125,484            $   58,993             $  143,557            $  503,335    $  831,369
                                     ==========            ==========             ==========            ==========    ==========


                                                                      See Footnotes

- --------------------------------------------------------

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2)      The Company entered into a Master Mortgage Note agreement for
         $3,888,000, collateralized by building improvements located on the Ten Pizza Hut Properties. The Master Mortgage Note bears interest at a rate of 10.75% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in July 1996. Amount does not include $19,440 of loan commitment fees and $19,440 in loan origination fees collected by the Company at closing from the borrower.

(3) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real
         Estate Asset Value as of the end of the preceding month as defined in such agreement.

(4) For managing the Mortgage Loans, the Advisor will be entitled to receive a monthly mortgage management fee of one-twelfth of .60% of the total principal amount of the Mortgage Loans as of the end of the preceding month.

(5) Estimated at 6.2% of gross rental income and interest income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(6) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years. In connection with the Ten
         Pizza Hut Properties, acquisition fees allocated to the Master
         Mortgage Note have been amortized on a straight-line basis over the life of the agreement (20 years).

(7) The Company accepted an assignment of an interest in the ground lease relating to the Hamden Property effective April 24, 1996, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development. The develop-ment agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below:

         Property                          Estimated Final Completion Date
         --------                          -------------------------------

         Hamden Property                   September 21, 1996
         Knoxville #1 Property             September 5, 1996
         Port Richey Property              October 5, 1996




ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.     OTHER EVENTS.
                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.





                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Consolidated Financial Information (unaudited):
   Pro Forma Consolidated Balance Sheet as of March 31, 1996           16

   Pro Forma Consolidated Statement of Earnings for the
     quarter ended March 31, 1996                                      17

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1995                                      18

   Notes to Pro Forma Consolidated Financial Statements
     for the quarter ended March 31, 1996 and the year
     ended December 31, 1995                                           19





                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1996, including the receipt of $55,041,881 in gross offering proceeds from the sale of 5,504,188 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 43 properties (including 19 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, three properties which consist of building only and 20 properties consisting of land only), four of which were under construction at March 31, 1996, to provide mortgage financing to the lessee of the 20 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $12,330,152 in gross offering proceeds from the sale of 1,233,015 additional shares of common stock during the period April 1, 1996 through May 21, 1996, and (iii) the application of such funds and $5,458,428 of cash and cash equivalents at March 31, 1996, to purchase 18 additional properties acquired during the period April 1, 1996 through May 21, 1996 (one of which is under construction and consists of building only, four of which are under construction and consist of land and building, and 13 properties which consist of land only), to pay additional costs for the four properties under construction at March 31, 1996, to provide mortgage financing to the lessee of the 13 properties consisting of land only, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in
(ii) and (iii) above, as if they had occurred on March 31, 1996.

      The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1996 and the year ended December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the six of the 61 properties that were owned by the Company as of May 21, 1996, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) June 2, 1995 (the date the Company became operational), to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining 55 properties owned by the Company as of May 21, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.




                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1996

                                                      Pro Forma
               ASSETS                Historical      Adjustments    Pro Forma
                                     -----------   --------------- -----------

Land and buildings on operating
  leases, less accumulated
  depreciation                       $28,313,474   $ 7,398,888 (a) $35,712,362
Net investment in direct
  financing leases (c)                 1,360,414     4,377,508 (a)   5,737,922
Cash and cash equivalents              8,775,306    (5,269,016)(a)
                                                      (189,412)(b)   3,316,878
Receivables                              462,110                       462,110
Mortgage note receivable               8,540,712     3,888,000 (a)  12,428,712
Prepaid expenses                          37,275                        37,275
Organization costs, less
  accumulated amortization                16,682                        16,682
Loan costs, less accumulated
  amortization                            51,559                        51,559
Accrued rental income                    152,047                       152,047
Other assets                           1,199,916       (43,945)(a)   1,155,971
                                     -----------   -----------     -----------

                                     $48,909,495   $10,162,023     $59,071,518
                                     ===========   ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                       $    53,659                   $    53,659
  Accrued construction costs
    payable                            1,197,682   $(1,005,913)(a)
                                                      (191,769)(b)          -

  Accounts payable and accrued
    expenses                             106,333                       106,333
  Escrowed real estate taxes
    payable                                9,696                         9,696
  Due to related parties                 415,418                       415,418
  Deferred financing income               29,366        13,608 (a)      42,974
  Rents paid in advance                   58,268                        58,268
                                     -----------   -----------     -----------
      Total liabilities                1,870,422    (1,184,074)        686,348
                                     -----------   -----------     -----------

Minority interest                        293,329         2,357 (b)     295,686
                                     -----------   -----------     -----------

Stockholders' equity:
  Preferred stock, without par
    value. Authorized and
    unissued 3,000,000 shares                 -                             -
  Excess shares, $.01 par value
    per share.  Authorized and
    unissued 23,000,000 shares                -                             -
  Common stock, $.01 par value
    per share.  Authorized
    20,000,000 shares; issued
    and outstanding 5,524,188
    shares; issued and
    outstanding, as adjusted,
    6,757,203 shares                      55,242        12,330 (a)      67,572
  Capital in excess of par value      46,983,886    11,331,410 (a)  58,315,296
  Accumulated distributions in
    excess of net earnings              (293,384)                     (293,384)
                                     -----------   -----------     -----------
                                      46,745,744    11,343,740      58,089,484
                                     -----------   -----------     -----------

                                     $48,909,495   $10,162,023     $59,071,518
                                     ===========   ===========     ============

           See accompanying notes to unaudited pro forma consolidated financial statements.







                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         QUARTER ENDED MARCH 31, 1996


                                                      Pro Forma
                                      Historical     Adjustments   Pro Forma
                                      ----------    -------------- ----------

Revenues:
  Rental income from operating
    leases                            $  763,155    $   26,417 (1) $  789,572
  Earned income from direct
    financing lease (2)                   35,926                       35,926
  Interest and other income              260,798        (6,925)(3)    253,873
                                      ----------    ----------     ----------
                                       1,059,879        19,492      1,079,371
                                      ----------    ----------     ----------

Expenses:
  General operating and
    administrative                       128,948                      128,948
  Professional services                   29,692                       29,692
  Asset and mortgage management
    fees to related party                 40,370         1,246 (4)     41,616
  State and other taxes                    2,898           410 (5)      3,308
  Interest expense                           159                          159
  Depreciation and amortization           98,472         3,966 (6)    102,438
                                      ----------    ----------     ----------
                                         300,539         5,622        306,161
                                      ----------    ----------     ----------
Earnings Before Minority Interest
  in Earnings of Consolidated Joint
  Venture                                759,340        13,870        773,210

Minority Interest in Earnings of
  Consolidated Joint Venture             (14,752)                     (14,752)
                                      ----------    ----------     ----------
Net Earnings                          $  744,588    $   13,870     $  758,458
                                      ==========    ==========     ==========


Earnings Per Share of Common
  Stock                               $      .16                   $      .16
                                      ==========                   ==========


Weighted Average Number of Shares
  of Common Stock Outstanding          4,649,040                    4,649,040
                                      ==========                   ==========


          See accompanying notes to unaudited pro forma consolidated financial statements.





                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995


                                                      Pro Forma
                                      Historical     Adjustments   Pro Forma
                                      ----------   --------------- ----------

Revenues:
  Rental income from operating
    leases                             $ 498,817     $  94,792 (1) $ 593,609
  Earned income from direct
    financing leases (2)                  28,935                      28,935
  Contingent rental income                12,024                      12,024
  Interest income                        119,355       (28,853)(3)    90,502
                                       ---------     ---------     ---------
                                         659,131        65,939       725,070
                                       ---------     ---------     ---------

Expenses:
  General operating and
    administrative                       134,759                     134,759
  Professional services                    8,119                       8,119
  Asset management fee to
    related party                         23,078         4,368 (4)    27,446
  State taxes                             20,189         1,672 (5)    21,861
  Depreciation and amortization          104,131        14,700 (6)   118,831
                                       ---------     ---------     ---------
                                         290,276        20,740       311,016
                                       ---------     ---------     ---------
Earnings Before Minority Interest
  in Earnings of Consolidated Joint
  Venture                                368,855        45,199       414,054

Minority Interest in Earnings of
  Consolidated Joint Venture                 (76)                        (76)
                                       ---------     ---------     ---------

Net Earnings                           $ 368,779     $  45,199     $ 413,978
                                       =========     =========     =========

Earnings Per Share of Common
  Stock (7)                            $     .19                   $     .22
                                       =========                   =========


Weighted Average Number of Shares
  of Common Stock Outstanding (7)      1,898,350                   1,905,970
                                       =========                   =========

          See accompanying notes to unaudited pro forma consolidated financial statements.







                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE QUARTER ENDED MARCH 31, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Balance Sheet:
- ------------------------------------

(a) Represents gross proceeds of $12,330,152 from the issuance of 1,233,015 shares of common stock during the period April 1, 1996 through May 21, 1996, and proceeds of $13,608 of deferred financing income (loan origination and commitment fees, net of legal fees) from the $3,888,000 mortgage financing described below, used (i) to acquire 18 properties for $8,092,460 (of which 13 properties consist of land only, one property consists of building only and four properties consist of land and building), (ii) to fund estimated construction costs of $4,091,047 ($1,005,913 of which was accrued as construction costs payable at March 31, 1996) relating to four wholly-owned properties under construction at March 31, 1996, (iii) to pay acquisition fees of $554,857 and reclassify from other assets $43,945 of acquisition fees previously incurred relating to the acquired properties, (iv) to pay selling commissions and offering expenses (stock issuance costs) of $986,412, which have been netted against capital in excess of par value and (v) to provide mortgage financing in the amount of $3,888,000 to the lessee of the 13 properties consisting of land only.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                          Estimated
                                       purchase price
                                      (including con-
                                       struction and    Acquisition
                                       closing costs)       fees
                                       and additional    allocated
                                     construction costs to property    Total
                                     ------------------ ----------- -----------

         Three Pizza Huts (land only)
           in Ohio                       $   489,117    $    26,203 $   515,320
         Burger King in Indian Head
           Park, IL                        1,272,725         68,182   1,340,907
         Burger King in Highland, IN       1,212,558         64,958   1,277,516
         TGI Friday's in Hamden, CT        1,134,628         60,784   1,195,412
         Wendy's in Knoxville, TN            790,984         42,375     833,359
         Golden Corral in Port
           Richey, FL                      1,705,448         91,364   1,796,812
         Ten Pizza Huts (land only)
           in West Virginia and Ohio       1,487,000         79,661   1,566,661
         Four wholly owned properties
           under construction at
           March 31, 1996                  3,085,134        165,275   3,250,409
                                         -----------    ----------- -----------

                                         $11,177,594    $   598,802 $11,776,396
                                         ===========    =========== ===========

         Adjustment classified
           as follows:
             Land and buildings on
               operating leases                                     $ 7,398,888
             Net investment in
               direct financing
               leases                                                 4,377,508
                                                                    -----------
                                                                    $11,776,396
                                                                    ===========


(b) Represents the use of $189,412 of the Company's net offering proceeds and the assumed receipt of $2,357 in capital contributions from the Company's co-venture partner in accordance with the joint venture agreement of CNL/Corral South Joint Venture, to fund estimated construction costs of $191,769 accrued as construction costs payable at March 31, 1996, relating to the one property of the joint venture. The Company accounts for its 84.69% interest in the accounts of CNL/Corral South Joint Venture under the full consolidation method. All significant intercompany accounts and transactions have been eliminated.

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received. The building portions of five of the properties have been classified as direct financing leases.

Pro Forma Consolidated Statements of Earnings:
- ---------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for the six of the 61 properties acquired during the period June 2, 1995 (the date the Company began operations) through May 21, 1996 which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the property became operational as a rental property by the previous owner or (ii) June 2, 1995 (the date the Company became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the six Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired by the Company as compared to the date the Pro Forma Properties were treated as placed in service for purposes of the Pro Forma Consolidated Statements of Earnings.

                                             Date Placed       Pro Forma
                                             in Service       Date Placed
                                           By the Company      In Service
                                           --------------     -----------

            Jack in the Box in
              Los Angeles, CA                 June 1995        June 1995

            Kenny Rogers Roasters in
              Grand Rapids, MI               August 1995       June 1995

            Kenny Rogers Roasters in
              Franklin, TN                   August 1995       June 1995

            Denny's in Pasadena, TX        September 1995     August 1995

            Denny's in Shawnee, OK         September 1995     August 1995

            Denny's in Grand Rapids, MI      March 1996      September 1995


      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1996 and the year ended December 31, 1995.

(2) See Note (c) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1996 and the year ended December 31, 1995.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $5,241,000 for the Pro Forma Properties for the quarter ended March 31, 1996 and the year ended December 31, 1995), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately three percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1996, and during the period the Company was operational, June 2, 1995 (the date following when the Company received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of three of the six Pro Forma Properties being treated in the Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995, as placed in service on June 2, 1995 (the date the Company became operational), the Company assumed approximately 347,100 shares of common stock were sold, and the net offering proceeds were available for investment, on June 2, 1996. Due to the fact that approximately 184,800 of these shares of common stock were actually sold subsequently, during the period June 3, 1995 through June 20, 1995, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the period the Company was operational, June 2, 1995 through December 31, 1995.



ITEM 8.     CHANGE IN FISCAL YEAR.

                  Not applicable.

                                   EXHIBITS

                                     None.





                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  May 31, 1996                      By:    /s/ Robert A. Bourne
                                                ---------------------------
                                                ROBERT A. BOURNE, President